Exhibit 99.1

Constant Investments, Inc.

Financial Statements

(With Supplementary Information)

and Independent Auditor’s Report

December 31, 2024

Constant Investments, Inc.

Independent Auditor’s Report

Board of Directors

Constant Investments, Inc.

La Mirada, California

Report on the Audit of the Financial Statements

Opinion

We have audited the financial statements of Constant Investments, Inc. (the Company), which comprise the balance sheet as of December 31, 2024 and the related statements of operations, changes in stockholder’s equity and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the financial position of Constant Investments, Inc. as of December 31, 2024, and the results of its operations and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS) and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Constant Investments, Inc. and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Constant Investments, Inc.’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS and Government Auditing Standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS and Government Auditing Standards, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Constant Investments, Inc.’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Constant Investments, Inc.’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The accompanying supplementary information (Computation of Adjusted Net Worth) is presented for purpose of additional analysis as required by the Uniform Financial Reporting Standard issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General, and is not a required part of the financial statements.

Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplementary information is fairly stated, in all material respects, in relation to the financial statements as a whole.

Other Reporting Required by Government Auditing Standards

In accordance with Government Auditing Standards, we have also issued a report Dated March 27, 2025 on our consideration of Constant Investments, Inc.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the effectiveness of Constant Investments, Inc.’s internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards in considering Constant Investments, Inc.’s internal control over financial reporting and compliance.

/s/ Global First Accounting Group, Inc

March 27, 2025

Los Angeles, California

Kyung Soo Lee – Partner

Global First Accounting Group, Inc

Constant Investments, Inc.

Balance Sheet

December 31, 2024

Assets
Current assets
Cash and cash equivalents	$229,026
Trade account securities	1,613,539
Accounts receivable	244,912
Note receivable	243,789
Mortgage loans held for sale	9,579,296
Total current assets	11,910,562

Furniture and equipment	25,427
Allowance for depreciation	(18,374)
Right-of-use assets	242,379
Allowance for amortization - ROU	(242,379)
Security deposit	1,663
Total non-current assets	8,716

Total	$11,919,278

Liabilities and Stockholder’s Equity

Current liabilities
Accrued expenses	$334,905
Income tax payable	32,000
Warehouse lines payable	9,363,751
Due to shareholders	50,000
Current portion of lease liabilities	-
Total current liabilities	9,780,656

Long-term lease liabilities	-
Total liabilities	9,780,656

Stockholder’s equity
Common stock - no par value, 19,000 authorized; 10,000 shares issued and outstanding - stated value	1,000
Paid in capital	1,202,874
Retained earnings	934,748
Total stockholder’s equity	2,138,622

Total	$11,919,278

The accompanying notes to the financial statements are an integral part of these financial statements

Constant Investments, Inc.

Statements of Operations

Year Ended December 31, 2024

Revenue
Loan fees and gain on sale of mortgage loans	$3,731,141

Total revenues	3,731,141

Expenses
Advertising and promotion	20,040
Commission and direct loan costs	2,576,808
Salaries and payroll taxes	868,593
Office and administration costs	156,135
Rent expenses	112,725
Insurance	11,260
Professional services	28,661

Total expenses	3,774,222

Income (loss) from operations	(43,081)

Other income (expense):
Unrealized gain (loss) - trade account securities	233,510
Dividend and interest income	34,295
Investment expenses	(13,440)

Income (loss) before income taxes	211,284

Provision for income taxes	31,800

Net Income (loss)	$179,484

The accompanying notes to the financial statements are an integral part of these financial statements

Constant Investments, Inc.

Statements of Changes In Stockholder’s Equity

Year Ended December 31, 2024

	Common Stock	Paid-In Capital	Retained Earnings	Total
Balance at December 31, 2023	$1,000	$1,202,317	$755,264	$1,958,581
Capital Contribution		557		557
Stockholder distribution				-
Net Income			179,484	179,484

Balance at December 31, 2024	$1,000	$1,202,874	$934,748	$2,138,622

The accompanying notes to the financial statements are an integral part of these financial statements

Constant Investments, Inc.

Statements of Cash Flows

Year Ended December 31, 2024

Cash flows from operating activities
Net income	$179,484
Adjustments to reconcile net Income to net cash provided (used) in operating activities
Depreciation and amortization	3,314
Amortization expense - ROU assets	52,109
Repayment of ROU lease liabilities	(54,899)
Restricted cash	125,000
Accounts receivable	(188,268)
Mortgage loans held for sale	(4,637,115)
Security deposit	6,765
Accrued expenses	259,985
Payroll and payroll taxes payable	(11,950)
Income tax payable	31,000
Warehouse line payable	4,546,676

Net cash provided (used) in operating activities	312,101

Cash flows from investing activities
Note receivable	126,211
Trade account securities	(712,817)

Net cash provided (used) in investing activities	(586,606)

Cash flows from financing activities
Capital contribution	557
Due to shareholders	50,000

Net cash provided (used) by financing activities	50,557

Net increase (decrease) in cash	(223,948)

Cash, beginning of year	452,974
Cash, end of year	$229,026

Supplemental disclosure of cash flow information
Taxes paid	$800
Interest paid	$-

The accompanying notes to the financial statements are an integral part of these financial statements

Constant Investments, Inc.

Notes to Financial Statements

December 31, 2024

Note 1 - Business and summary of significant accounting policies

Business

Constant Investments, Inc. (the “Company”) is a California Corporation. The Company was incorporated in 2011 and is based in Buena Park, California. The Company operates under a DBA Mortgage One Group.

The Company is engaged as a mortgage lender that funds and processes financing and refinancing of real estate loans and sells them to investors.

Licensing and regulations

The Company is regulated by California and other various states’ Division of Real Estate, Nationwide Multistate Licensing System (NMLS) and the United States Department of Housing and Urban Development (“HUD”). HUD requires the Company to conform to certain net worth, liquid assets and other conditions and requirements and to follow certain specific regulations issued from time to time by HUD.

Cash and equivalents

Cash and cash equivalents include cash on hand and cash in checking and savings accounts with banks. All unrestricted liquid short-term investments and certificate of deposit with a maturity of three months or less are considered cash equivalents. The Company maintains its cash accounts at major financial institutions that are guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. During the year ended December 31, 2024, the Company had cash deposits in excess of the FDIC insurance limits. However, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Trade Account Securities

The Company invested in stocks and bonds of publicly traded companies, with fair market value of $1,613,539.

Property and equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method based on the estimated useful lives of the assets, generally ranging from three to seven years. Expenditures for major renewals and improvements that extend the useful lives of property and equipment are capitalized. Expenditures for repairs and maintenance are charged to expense as incurred. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated useful life of the asset or the lease term. For the years ended December 31, 2024, depreciation and amortization expense was $3,314.

Constant Investments, Inc.

Notes to Financial Statements

December 31, 2024

Revenue recognition

The Company assists individuals and others in obtaining long term trust deed (mortgage) financing. Revenue is recognized upon the loan is funded. Any offsetting costs or expenses are also recognized when the loans are funded. Gain or loss on the sale of loans held for sale is recognized at the time of the sale of the loan and is included in revenue.

Accounts receivable

Accounts receivable consists of fees earned on loans that have been funded prior to year end.

Loan loss obligations

The Company sells loans it originates to investors without recourse so that the risk of loss or default by the borrower is generally transferred to the investor. However, the Company is required by these investors to make certain representations relating to credit information, loan documentation and collateral. To the extent the Company does not comply with such representations, the Company may be required to repurchase loans or indemnify the investors for any losses from borrower defaults. If this were to occur, the Company’s financial condition would be severely impacted. As of the audit date, no event that would severely impact the financial condition of the Company has occurred.

Market risk

The Company originated the majority of its mortgage loans in the State of California. The concentration of mortgage loans originated in California increases the risk that any adverse economic, regulatory or other developments that may occur in California may adversely affect the Company’s results of operations or financial condition.

The Company generates the vast majority of its revenue from the origination of mortgage loans. Although the Company’s management closely monitors market conditions, such activities are sensitive to fluctuations in prevailing interest rates and real estate markets, and any significant adverse changes in prevailing interest rates or real estate markets could have an adverse impact on the Company’s results of operations or financial condition.

Evidence of ownership interest in an entity

Common stock is a financial instrument that is evidence of ownership interest in an entity. Other evidences include preferred stock, partnership agreements, certificates of interest or participation, or warrants or options to subscribe to or purchase stock from the issuing entity. The Company has not issued any preferred stock, partnership agreements, certificates of interest or participation, or warrants or options to subscribe to or purchase stock from the issuing entity.

Advertising and promotion

Advertising costs are expensed as incurred. Advertising expense was $20,040 for the year ended December 31, 2024.

Constant Investments, Inc.

Notes to Financial Statements

December 31, 2024

Income taxes

The stockholder of the Company has revoked election to be taxed as a sub-chapter S Corporation and the Company files its federal and state income tax returns as C Corporation beginning January 1, 2024. Provisions for income taxes are based on taxes payable or refundable for the current year and changes in deferred taxes. Deferred taxes result from temporary differences between the amount of taxable income and pre-tax financial income and between tax bases of assets and liabilities and in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled. When it is deemed necessary, a valuation allowance is established to reduce a deferred tax asset to the amount expected to be realized. When the effect of the deferred taxes is not material, no deferred tax provision is accrued.

The Company recognizes the tax benefit from uncertain tax positions only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. Base on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in the financial statements.

When necessary, the Company recognizes interest and penalties associated with tax matters as part of operating expenses and includes accrued interest and penalties with accrued expenses in the balance sheet. No such interest or penalties were recognized during the years ended December 31, 2024.

The income tax provision (benefit) for the year ended December 31, 2024 was as follows:

Current tax expense	Federal	$24,000	State	$7,800	Total	$31,800
Deferred tax expense (benefit)	Federal	$0	State	$0	Total	$0

Tax provision						$31,800

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent events

The Company has evaluated subsequent events through March 27, 2025, which is the date the financial statements were available to be issued. No recognized or non-recognized subsequent events were noted.

Constant Investments, Inc.

Notes to Financial Statements

December 31, 2024

Leases

Leases are recognized as a right-of-use asset and a corresponding lease liability at the date at which the leased asset is available for use. Each lease payment is allocated between the lease liability and finance cost. The finance cost is charged to profit or loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the lease liability for each period. The right-of-use asset is depreciated over the shorter of the asset’s life and the lease term on a straight-line basis.

Lease payments included in the measurement of the lease liability include the net present value of the following:

●	Fixed payments (including in-substance fixed payments), less any lease incentives receivable;
●	Variable lease payments that are based on an index or a rate;
●	Amounts expected to be payable by the lessee under residual value guarantee;
●	The exercise price of a purchase option if the lessee is reasonably certain to exercise that option; and
●	Payments of penalties for terminating the lease if the lease term reflects the lessee exercising that option.

The lease payments are discounted using the interest rate implicit in the lease. If that rate cannot be determined, the lessee’s incremental borrowing rate is used. The incremental borrowing rate is the rate that the lessee would have to pay to borrow at prevailing interest rates, market precedents and the Company’s specific credit spread on similar terms and security.

Short-term leases (less than 12 months) or low value assets are recorded as an expense on a straight-line basis.

Right-of-use assets are initially measured at cost, comprising the following:

●	The amount of the initial measurement of the lease liability,
●	Any lease payments made at or before the commencement date less any lease incentives received,
●	Any initial direct costs; and
●	Restoration costs.

The right-of-use assets are typically depreciated on a straight-line basis over the lease term, unless the Company expects to obtain ownership of the leased asset at the end of the lease. The lease term consists of:

●	The non-cancellable period of the lease,
●	Periods covered by options to extend the lease, where we are reasonably certain to exercise the option; and
●	Periods covered by options to terminate the lease, where we are reasonably certain not to exercise the option.

If the Company expects to obtain ownership of the leased asset at the end of the lease, then the Company depreciates the right-of-use asset over the underlying asset’s estimated useful life. The right-of-use asset is periodically reduced by impairment losses, if any, and adjusted for certain remeasurements of the lease liability.

Constant Investments, Inc.

Notes to Financial Statements

December 31, 2024

Note 2 - Leases

Operating leases

The Company leases its office spaces under noncancelable lease agreements. The agreement expiration dates ranging from month to month basis to less than 12 months.

Note 3 – Mortgage loans held for sales

The Company originates all of its residential real estate loans with the intent to sell them in the secondary market. Loans held for sale consist primarily of residential first and second mortgage loans that are secured by residential real estate throughout California.

The Company records mortgage loans held for sale at the lower of cost or market. The Company’s mortgage loans are sold to third-party purchase with anti-fraud, warranty and limited early payment default provisions. When a loan sale settles, the difference between the selling price and the carrying value of the loan is recorded as revenue in the statement of operations.

Loans held for sale are pledged as collateral under the Company’s warehouse line of credit. The Company relies substantially on the secondary mortgage market as all of the loans originated are sold into this market.

Note 4 – Warehouse line of credit

The Company maintains three warehouse lines of credit agreements with financial institutions with a total written capacity of $18,180,000 at December 31, 2024. At December 31, 2024, the Company had $9,363,751 outstanding under the agreements, which were collateralized by the Company’s notional amount of mortgage loans held for sale of $9,579,296. Under the agreements, the financial institutions will advance between 99% and 100% of the committed price of the loan, not to exceed the loan amount. All advances are due upon sale of the loans collateralizing such advances.

The lines/facilities may only be used to fund pre sold and pre approved secured real estate loans. The Company uses the lines to fund real estate loans and then deliver/sell them to an investor (secondary market). The loans are also collateral for the warehouse lines. When the loans are purchased by an investor, the warehouse bank is repaid immediately. The loans on the warehouse line must be paid off within 45 to 90 days of funding. The lines are renewed on an annual basis.

The Company is required to maintain certain financial covenants under the provisions of the agreements at December 31, 2024.

Note 5 – Related party transactions

At December 31, 2024, the Company’s stockholders advanced to the Company, in the amount of $50,000, which is included in current liabilities.

Note 6 – Note receivable

During the year, the Company has one loan that management has the intent and ability to hold for the foreseeable future or until maturity or payoff. The Note receivable has 14% annual fixed interest rate and have maturity through 2025.

Supplementary Information in Relation to

the Financial Statements as a Whole

Constant Investments, Inc.

Computation of adjusted net worth

To determine compliance with

HUD net worth requirements

Year Ended December 31, 2024

COMPUTATION OF NET WORTH REQUIRED

FHA servicing portfolio FYE December 31, 2024	$-

ADD:
FHA Originations	1,081,384
FHA Purchases	-

LESS:
FHA loan originations retained at the fiscal year end	-
FHA purchased retained at the end of fiscal year	-

Total adjusted FHA loan activity	1,081,384

NET WORTH REQUIRED

Minumum net worth required	$1,000,000

Additional net worth required	-
Net worth required	$1,000,000

NET WORTH

Stockholders equity per the balance sheet	$2,138,622
LESS: Unacceptable assets Security deposits	1,663
Adjusted net worth for HUD requirement purposes	2,136,959
Adjusted net worth ABOVE amount required	$1,136,959

LIQUIDITY

Cash and cash equivalents	$229,026
Required net worth for HUD	1,000,000
Liquidity required (20%)	200,000
Liquidity ABOVE amount required	$29,026

See Independent Auditor’s Report.

Constant Investments, Inc.

Financial Statements

(With Supplementary Information)
and Independent Auditor’s Report

December 31, 2025

Constant Investments, Inc.

Independent Auditor’s Report

Board of Directors

Constant Investments, Inc.

Plano, Texas

Report on the Audit of the Financial Statements

Opinion

We have audited the financial statements of Constant Investments, Inc. (the Company), which comprise the balance sheet as of December 31, 2025 and the related statements of operations, changes in stockholder’s equity and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the financial position of Constant Investments, Inc. as of December 31, 2025, and the results of its operations and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS) and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Constant Investments, Inc. and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Constant Investments, Inc.’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS and Government Auditing Standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS and Government Auditing Standards, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Constant Investments, Inc.’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Constant Investments, Inc.’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The accompanying supplementary information (Computation of Adjusted Net Worth) is presented for purpose of additional analysis as required by the Uniform Financial Reporting Standard issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General, and is not a required part of the financial statements.

Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplementary information is fairly stated, in all material respects, in relation to the financial statements as a whole.

Other Reporting Required by Government Auditing Standards

In accordance with Government Auditing Standards, we have also issued a report Dated March 30, 2026 on our consideration of Constant Investments, Inc.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the effectiveness of Constant Investments, Inc.’s internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards in considering Constant Investments, Inc.’s internal control over financial reporting and compliance.

/s/ Global First Accounting Group, Inc

March 30, 2026

Los Angeles, California

Kyung Soo Lee – Partner

Global First Accounting Group, Inc

Constant Investments, Inc.

Balance Sheet

December 31, 2025

Assets
Current assets
Cash and cash equivalents	$685,366
Trade account securities	1,786,774
Accounts receivable	143,858
Mortgage loans held for sale	5,208,775
Total current assets	7,824,773

Furniture and equipment	25,427
Allowance for depreciation	(22,112)
Right-of-use assets	33,396
Allowance for amortization - ROU	(4,174)
Security deposit	1,663
Total non-current assets	34,200

Total	$7,858,973

Liabilities and Stockholder’s Equity

Current liabilities
Accrued expenses	$65,986
Income tax payable	17,660
Warehouse lines payable	5,058,228
Due to shareholders	90,000
Current portion of lease liabilities	17,741
Total current liabilities	5,249,615

Long-term lease liabilities	11,554
Total liabilities	5,261,169

Stockholder’s equity
Common stock - no par value, 19,000 authorized; 10,000 shares issued and outstanding - stated value	1,000
Paid in capital	1,415,674
Unrealized gain (loss) on equity securities	181,606
Retained earnings	999,524
Total stockholder’s equity	2,597,804

Total	$7,858,973

The accompanying notes to the financial statements are an integral part of these financial statements

Constant Investments, Inc.

Statements of Operations

Year Ended December 31, 2025

Revenue
Loan fees and gain on sale of mortgage loans	$3,218,560
Interest income	379,193

Total revenues	3,597,753

Expenses
Advertising and promotion	14,600
Commission and direct loan costs	2,298,671
Salaries and payroll taxes	735,764
Office and administration costs	408,978
Rent expenses	72,570
Insurance	25,678
Professional services	22,394

Total expenses	3,578,655

Income (loss) from operations	19,098

Other income (expense):
Dividend and interest income	60,378
Investment expenses

Income (loss) before income taxes	79,476

Provision for income taxes	14,700

Net Income (loss)	$64,776

The accompanying notes to the financial statements are an integral part of these financial statements

Constant Investments, Inc.

Statements of Changes In Stockholder’s Equity
Year Ended December 31, 2025

	Common Stock	Paid-In Capital	Unrealized Gain (Loss)	Retained Earnings	Total

Balance at December 31, 2024	$1,000	$1,202,874	$-	$934,748	$2,138,622

Capital Contribution		212,800			212,800

Stockholder distribution					-

Unrealized Gain (Loss)			181,606		181,606

Net Income				64,776	64,776

Balance at December 31, 2025	$1,000	$1,415,674	$181,606	$999,524	$2,597,804

The accompanying notes to the financial statements are an integral part of these financial statements

Constant Investments, Inc.

Statements of Cash Flows
Year Ended December 31, 2025

Cash flows from operating activities
Net income	$64,776
Adjustments to reconcile net Income to net cash provided (used) in operating activities
Depreciation and amortization	3,738
Amortization expense - ROU assets	4,174
Repayment of ROU lease liabilities	(4,100)
Accounts receivable	101,054
Mortgage loans held for sale	4,370,521
Security deposit	-
Accrued expenses	(268,920)
Income tax payable	(14,340)
Warehouse line payable	(4,305,523)

Net cash provided (used) in operating activities	(48,620)

Cash flows from investing activities
Note receivable	243,789
Trade account securities	8,371

Net cash provided (used) in investing activities	252,160

Cash flows from financing activities
Capital contribution	212,800
Due to shareholders	40,000

Net cash provided (used) by financing activities	252,800

Net increase (decrease) in cash	456,340

Cash, beginning of year	229,026

Cash, end of year	$685,366

Supplemental disclosure of cash flow information
Taxes paid	$29,040
Interest paid	$-

The accompanying notes to the financial statements are an integral part of these financial statements

Constant Investments, Inc.

Notes to Financial Statements
December 31, 2025

Note 1 - Business and summary of significant accounting policies

Business

Constant Investments, Inc. (the “Company”) is a California Corporation. The Company was incorporated in 2011 and is based in Plano, Texas. The Company operates under a DBA Mortgage One Group.

The Company is engaged as a mortgage lender that funds and processes financing and refinancing of real estate loans and sells them to investors.

Licensing and regulations

The Company is regulated by California, Texas, and other various states’ Division of Real Estate, Nationwide Multistate Licensing System (NMLS) and the United States Department of Housing and Urban Development (“HUD”). HUD requires the Company to conform to certain net worth, liquid assets and other conditions and requirements and to follow certain specific regulations issued from time to time by HUD.

Cash and equivalents

Cash and cash equivalents include cash on hand and cash in checking and savings accounts with banks. All unrestricted liquid short-term investments and certificate of deposit with a maturity of three months or less are considered cash equivalents. The Company maintains its cash accounts at major financial institutions that are guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. During the year ended December 31, 2025, the Company had cash deposits in excess of the FDIC insurance limits. However, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Trade Account Securities

The Company invested in stocks and bonds of publicly traded companies, with fair market value of $1,786,774.

Property and equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method based on the estimated useful lives of the assets, generally ranging from three to seven years. Expenditures for major renewals and improvements that extend the useful lives of property and equipment are capitalized. Expenditures for repairs and maintenance are charged to expense as incurred. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated useful life of the asset or the lease term. For the years ended December 31, 2025, depreciation and amortization expense was $3,738.

Revenue recognition

The Company assists individuals and others in obtaining long term trust deed (mortgage) financing. Revenue is recognized upon the loan is funded. Any offsetting costs or expenses are also recognized when the loans are funded. Gain or loss on the sale of loans held for sale is recognized at the time of the sale of the loan and is included in revenue.

Accounts receivable

Accounts receivable consists of fees earned on loans that have been funded prior to year end.

Loan loss obligations

The Company sells loans it originates to investors without recourse so that the risk of loss or default by the borrower is generally transferred to the investor. However, the Company is required by these investors to make certain representations relating to credit information, loan documentation and collateral. To the extent the Company does not comply with such representations, the Company may be required to repurchase loans or indemnify the investors for any losses from borrower defaults. If this were to occur, the Company’s financial condition would be severely impacted. As of the audit date, no event that would severely impact the financial condition of the Company has occurred.

Constant Investments, Inc.

Notes to Financial Statements
December 31, 2025

Market risk

The Company originated the majority of its mortgage loans in the State of California. The concentration of mortgage loans originated in California increases the risk that any adverse economic, regulatory or other developments that may occur in California may adversely affect the Company’s results of operations or financial condition.

The Company generates the vast majority of its revenue from the origination of mortgage loans. Although the Company’s management closely monitors market conditions, such activities are sensitive to fluctuations in prevailing interest rates and real estate markets, and any significant adverse changes in prevailing interest rates or real estate markets could have an adverse impact on the Company’s results of operations or financial condition.

Evidence of ownership interest in an entity

Common stock is a financial instrument that is evidence of ownership interest in an entity. Other evidences include preferred stock, partnership agreements, certificates of interest or participation, or warrants or options to subscribe to or purchase stock from the issuing entity. The Company has not issued any preferred stock, partnership agreements, certificates of interest or participation, or warrants or options to subscribe to or purchase stock from the issuing entity.

Advertising and promotion

Advertising costs are expensed as incurred. Advertising expense was $14,600 for the year ended December 31, 2025.

Income taxes

The stockholder of the Company has revoked election to be taxed as a sub-chapter S Corporation and the Company files its federal and state income tax returns as C Corporation beginning January 1, 2024. Provisions for income taxes are based on taxes payable or refundable for the current year and changes in deferred taxes. Deferred taxes result from temporary differences between the amount of taxable income and pre-tax financial income and between tax bases of assets and liabilities and in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled. When it is deemed necessary, a valuation allowance is established to reduce a deferred tax asset to the amount expected to be realized. When the effect of the deferred taxes is not material, no deferred tax provision is accrued.

The Company recognizes the tax benefit from uncertain tax positions only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. Base on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in the financial statements.

When necessary, the Company recognizes interest and penalties associated with tax matters as part of operating expenses and includes accrued interest and penalties with accrued expenses in the balance sheet. No such interest or penalties were recognized during the years ended December 31, 2025.

The income tax provision (benefit) for the year ended December 31, 2025 was as follows:

Current tax expense	Federal	$10,000	State	$4,700	Total	$14,700

Deferred tax expense (benefit)	Federal	$0	State	$0	Total	$0

Tax provision						$14,700

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent events

The Company has evaluated subsequent events through March 30, 2026, which is the date the financial statements were available to be issued. No recognized or non-recognized subsequent events were noted.

Constant Investments, Inc.

Notes to Financial Statements
December 31, 2025

Leases

Leases are recognized as a right-of-use asset and a corresponding lease liability at the date at which the leased asset is available for use. Each lease payment is allocated between the lease liability and finance cost. The finance cost is charged to profit or loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the lease liability for each period. The right-of-use asset is depreciated over the shorter of the asset’s life and the lease term on a straight-line basis.

Lease payments included in the measurement of the lease liability include the net present value of the following:

●	Fixed payments (including in-substance fixed payments), less any lease incentives receivable;

●	Variable lease payments that are based on an index or a rate;

●	Amounts expected to be payable by the lessee under residual value guarantee;

●	The exercise price of a purchase option if the lessee is reasonably certain to exercise that option; and

●	Payments of penalties for terminating the lease if the lease term reflects the lessee exercising that option.

The lease payments are discounted using the interest rate implicit in the lease. If that rate cannot be determined, the lessee’s incremental borrowing rate is used. The incremental borrowing rate is the rate that the lessee would have to pay to borrow at prevailing interest rates, market precedents and the Company’s specific credit spread on similar terms and security.

Short-term leases (less than 12 months) or low value assets are recorded as an expense on a straight-line basis.

Right-of-use assets are initially measured at cost, comprising the following:

●	The amount of the initial measurement of the lease liability,

●	Any lease payments made at or before the commencement date less any lease incentives received,

●	Any initial direct costs; and

●	Restoration costs.

The right-of-use assets are typically depreciated on a straight-line basis over the lease term, unless the Company expects to obtain ownership of the leased asset at the end of the lease. The lease term consists of:

●	The non-cancellable period of the lease,

●	Periods covered by options to extend the lease, where we are reasonably certain to exercise the option; and

●	Periods covered by options to terminate the lease, where we are reasonably certain not to exercise the option.

If the Company expects to obtain ownership of the leased asset at the end of the lease, then the Company depreciates the right-of-use asset over the underlying asset’s estimated useful life. The right-of-use asset is periodically reduced by impairment losses, if any, and adjusted for certain remeasurements of the lease liability.

Constant Investments, Inc.

Notes to Financial Statements

December 31, 2025

Note 2 – Leases

Operating leases

The Company leases its office spaces under noncancelable lease agreements. The agreements expiration dates ranging from month to month basis to September 2027. The Company’s weighted average discount rate for its leases is 6.5%.

Right of use asset, net of amortization, and lease liability as of December 31, 2025 are as follows:

Right-of-use asset, net of amortization	$29,222
Lease liabilities (current)	17,741
Lease liabilities ( non-current)	11,554

The following is a schedule of the Company’s future minimum annual lease commitments under noncancelable operating leases for the five years subsequent to December 31, 2025 as thereafter:

Year Ending December 31,
2026	17,756
2027	13,317
Total lease payments	31,073
Less discount for net present value	(1,778)
Present value of lease liabilities	$29,295

Note 3 – Mortgage loans held for sales

The Company originates all of its residential real estate loans with the intent to sell them in the secondary market. Loans held for sale consist primarily of residential first and second mortgage loans that are secured by residential real estate throughout California.

The Company records mortgage loans held for sale at the lower of cost or market. The Company’s mortgage loans are sold to third-party purchase with anti-fraud, warranty and limited early payment default provisions. When a loan sale settles, the difference between the selling price and the carrying value of the loan is recorded as revenue in the statement of operations.

Loans held for sale are pledged as collateral under the Company’s warehouse line of credit. The Company relies substantially on the secondary mortgage market as all of the loans originated are sold into this market.

Note 4 – Warehouse line of credit

The Company maintains two warehouse lines of credit agreements with financial institutions with a total written capacity of $18,000,000 at December 31, 2025. At December 31, 2025, the Company had $5,058,228 outstanding under the agreements, which were collateralized by the Company’s notional amount of mortgage loans held for sale of $5,208,775. Under the agreements, the financial institutions will advance between 99% and 100% of the committed price of the loan, not to exceed the loan amount. All advances are due upon sale of the loans collateralizing such advances.

The lines/facilities may only be used to fund pre sold and pre approved secured real estate loans. The Company uses the lines to fund real estate loans and then deliver/sell them to an investor (secondary market). The loans are also collateral for the warehouse lines. When the loans are purchased by an investor, the warehouse bank is repaid immediately. The loans on the warehouse line must be paid off within 45 to 90 days of funding. The lines are renewed on an annual basis.

The Company is required to maintain certain financial covenants under the provisions of the agreements at December 31, 2025.

Note 5 – Related party transactions

At December 31, 2025, the Company’s stockholders advanced to the Company, in the amount of $90,000, which is included in current liabilities.

Supplementary Information in Relation to

the Financial Statements as a Whole

Constant Investments, Inc.

Computation of adjusted net worth
To determine compliance with
HUD net worth requirements
Year Ended December 31, 2025

COMPUTATION OF NET WORTH REQUIRED

FHA servicing portfolio FYE December 31, 2025	$-

ADD:
FHA Originations	-
FHA Purchases	-
LESS:
FHA loan originations retained at the fiscal year end	-
FHA purchased retained at the end of fiscal year	-

Total adjusted FHA loan activity	-

NET WORTH REQUIRED

Minumum net worth required	$1,000,000

Additional net worth required	-
Net worth required	$1,000,000

NET WORTH

Stockholders equity per the balance sheet	$2,597,804

LESS: Unacceptable assets
Security deposits	1,663

Adjusted net worth for HUD requirement purposes	2,596,141

Adjusted net worth ABOVE amount required	$1,596,141

LIQUIDITY

Cash and cash equivalents	$685,366

Required net worth for HUD	1,000,000

Liquidity required (20%)	200,000

Liquidity ABOVE amount required	$485,366

See Independent Auditor’s Report.